Managed High

Yield Fund

(formerly PaineWebber
Premier High Income
Trust Inc.)


Annual Report

July 31, 1995

--------------------------------------------------------------------------------

                                                              September 15, 1995

Dear Shareholder,

     During the year ended July 31, 1995, the pace of U.S. economic growth was perceived to have slowed in response to the Federal Reserve Board's repeated increases in the benchmark Federal Funds rate, the rate banks charge each other for overnight borrowing. After seven short-term interest rate hikes between February 1994 and February 1995, the Federal Reserve Board raised the Federal Funds rate to 6.0%, and effectively doubled short-term interest rates in twelve months. On July 6, 1995, the Federal Reserve cut the benchmark Federal Funds rate by 0.25%. This decrease, the first in nearly three years, signals that the Federal Reserve Board believes that inflationary pressures have eased enough to accommodate an adjustment in monetary conditions from restrictive toward neutral.

ECONOMIC OVERVIEW

     News concerning the economy during the year ended July 31, 1995 was dominated by debate over whether inflation was likely to become a threat, discussions about the dismal performance of the dollar and details of efforts in Washington to implement a plan to balance the budget. Interest rates trended downward, as the perception that the Federal Reserve would win its battle with inflation and that the next policy action would be to lower short-term interest rates became widespread. The U.S. bond and stock markets rallied in the first half of 1995, and strength in corporate earnings pushed stock prices higher. Employment records indicated a slowing economy, with consumer spending declining significantly from 1994 and consumer credit reports showing high ratios of installment debt to disposable income. Side effects of higher interest rates lingered, however. Markets for new and existing homes were sluggish until the close of the twelve-month period, despite historically attractive mortgage rates. Although the U.S. economy appears to have been flat in the second quarter, the second half of 1995 should show signs of further, albeit slower, growth.

PORTFOLIO REVIEW


     November 1994 marked the end of a difficult bear market period for fixed income securities, as Treasury yields rose about 200 basis points. During the twelve month period, the economic backdrop shifted from the strong Gross Domestic Product (GDP) growth rate in the fourth quarter of 1994, to mild growth in the first quarter of 1995, and a more significant slowdown in the second quarter. As economic growth slowed, the mood of the bond market changed from gloom to euphoria, as investors no longer feared a continuing series of interest rate hikes by the Federal Reserve and began looking forward to interest rate cuts. Although the Federal Reserve hiked short-term interest rates one more time in February 1995, the first half of 1995 was marked by a general decline in interest rates, culminating in a powerful bond market rally in May and June.

     A combination of low new issue supply and strong demand contributed to the high yield market rally during the first half of 1995. New issue supply for the first two quarters of 1995 was approximately $12 billion, versus $23 billion in new issues during the first two quarters of 1994. This low supply was the result of more aggressive bank lending policies and the relatively cheaper cost of funding through banks versus the high yield market. At the same time, there were record inflows to high yield mutual funds. This created a demand/supply imbalance and drove prices higher. Although the economic environment during the last six months was, in general, positive for high yield, high risk securities, the high yield market lagged the dramatic move in Treasuries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Effective August 14, 1995, PaineWebber Premier High Income Trust Inc. commenced doing business under its trade name, Managed High Yield Fund (the 'Fund'). The total return for the Fund for the year ended July 31, 1995 was 9.27% based on the Fund's net asset value and 11.87% based on the Fund's share price on the New York Stock Exchange. The Fund's total return for the six months ended July 31, 1995 was 12.65% based on net asset value and 7.83% based on the Fund's share price on the New York Stock Exchange. As of July 31, 1995, the Fund's net asset value per share was $13.44, while the share price on the New York Stock Exchange was $12.38. During the year ended July 31, 1995, the Fund paid dividends from net investment income totalling $1.38 per share. The Fund has paid a monthly dividend of $0.116 per share since October 1994.

     During the year ended July 31, 1995, the Fund's strategy continued to focus on increasing the overall credit quality of the portfolio. Specifically, the Fund's exposure to BB rated securities was increased to 32.0% of net assets as of July 31, 1995, from 10.1% on July 31, 1994. The Fund's B exposure was decreased to 49.2% on July 31, 1995, from 66.8% on July 31, 1994. During the period, the Fund concentrated on select B rated securities. These smaller, growth-oriented companies offer the potential for price appreciation as well as the possibility of credit upgrades. A breakdown of the Fund's credit quality as of July 31, 1994 and July 31, 1995 follows:



                                   [GRAPHS]

                                         July 31,
                                       ------------
                                       1994    1995
                                       ----    ----
                          Cash         10.6%    2.4%
                          BB           10.1    32.0
                          B            66.8    49.2
                          CCC           3.7     2.9
                          Not Rated     8.6    11.1


     The Fund's largest sector during the year ended July 31, 1995 continued to be gaming (10.3% of net assets on July 31, 1995), although the portfolio's gaming exposure was reduced from 15.9% on July 31, 1994. The Fund's position in the energy sector was increased to 9.1% of net assets on July 31, 1995, from 7.4% on July 31, 1994. Another area of expansion was in the packaging sector, which was increased to 8.5% of net assets as of July 31, 1995, versus 4.7% on July 31, 1994. This sector continues to benefit from pricing power. During the period, the Fund maintained its position in the retailing sector (8.4%). We expect the pace of initial public offerings ('IPO's) and strategic acquisitions and mergers to continue. Recently Finlay Jewelers Inc. (1.2% of net assets on July 31, 1995) completed an IPO. In addition, Data Documents, Inc. (1.9%) and Icon Health and Fitness (2.3%) have announced plans to go public. On the merger front, Carter Hawley Hale Stores (0.9%) was taken over by Federated Department Stores and Rainy River Forest Products (1.3%) announced a merger with Stone Consolidated. We believe IPOs and mergers should be beneficial to the companies' outstanding bonds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Going forward, we believe the slow economic growth, low inflation environment will continue throughout 1995, which should prove to be beneficial to high yield securities. We believe the Fund is well positioned for a slower growth environment, with limited exposure to cyclical securities, whose performance is often tied to the economy. Our focus on security selection, based on fundamental research and analysis, will continue to prove critical.

     We value you as a shareholder and as a client, and thank you for your continued support. We welcome any comments or questions you may have.


Sincerely,

/s/ Frank P.L. Minard                    /s/ Thomas J. Libassi

FRANK P.L. MINARD                        THOMAS J. LIBASSI
Chairman,                                Portfolio Manager,
  Mitchell Hutchins Asset Management     Managed High Yield Fund
Inc.

--------------------------------------------------------------------------------

MANAGED HIGH YIELD FUND

--------------------------------------------------------------------------------
Portfolio of Investments
July 31, 1995
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                       MATURITY  INTEREST
  (000)                                                          DATES     RATES          VALUE
----------                                                     --------  --------     -----------
CORPORATE BONDS - 90.21%
AEROSPACE - 1.31%
    $1,000  Rohr Inc..........................................  05/15/03    11.625%    $ 1,065,000
                                                                                       -----------
AIRLINES - 0.46%
       750# USAfrica Airways, Inc.++..........................  05/31/99    12.000(a)      375,000
                                                                                       -----------

CABLE - 6.17%#
     1,000# Australis Media...................................  05/15/03    14.000+        570,000
     1,000  Continental Cablevision Inc.......................  09/15/05     8.875       1,030,000
     1,250  Insight Communications............................  03/01/00    11.250+      1,262,500
     2,000  Marcus Cable Co...................................  08/01/04    13.500+      1,352,500
       750  Rogers Cablesystems...............................  03/15/05    10.000         785,625
                                                                                       -----------
                                                                                         5,000,625
                                                                                       -----------
CHEMICAL - 0.63%
       500  Borden Chemicals & Plastics.......................  05/01/05     9.500         511,875
                                                                                       -----------
COMMUNICATIONS - 7.54%
     3,825  Comcast Cellular..................................  03/05/00     0.000       2,811,375
     1,000  Mobile Telecommunications.........................  12/15/02    13.500       1,095,000
     2,000# PageMart Nationwide...............................  02/01/05    15.000+      1,190,000
     1,000  Peoples Telecommunications Co.**..................  07/15/02    12.250       1,015,000

                                                                                       -----------
                                                                                         6,111,375
                                                                                       -----------


CONSUMER MANUFACTURING - 8.55%
     2,000  Apparel Ventures, Inc.............................  12/31/00    12.250       1,740,000
     1,747  Chattem Inc.......................................  06/15/04    12.750       1,694,202
     1,000# Decorative Home Accents Inc.**....................  06/30/02    13.000       1,002,500
     3,000  Icon Health & Fitness.............................  11/15/04    15.000+      1,635,000
     1,000  US Leather Inc....................................  07/31/03    10.250         860,000
                                                                                       -----------
                                                                                         6,931,702
                                                                                       -----------

ENERGY - 9.07%
     1,000  Crown Central Petroleum...........................  02/01/05    10.875      1,060,000
     2,500  Empire Gas Corporation............................  07/15/04    12.875+      2,075,000
     1,000  Kelley Oil & Gas..................................  06/15/99    13.500         980,000
     2,000# Transamerican Refining Corp.......................  02/15/02    18.500+      1,432,560
     1,750  TransTexas Gas....................................  06/15/02    11.500       1,806,875
                                                                                       -----------
                                                                                         7,354,435
                                                                                       -----------

FINANCIAL SERVICES - 2.57%
     1,000  American Life Holding Co..........................  09/15/04    11.250       1,050,000
     1,250  Imperial Credit Industries........................  01/15/04     9.750       1,031,250
                                                                                       -----------
                                                                                         2,081,250
                                                                                       -----------

MANAGED HIGH YIELD FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                       MATURITY   INTEREST
  (000)                                                          DATES      RATES       VALUE
----------                                                     --------   --------   -----------
CORPORATE BONDS--(CONTINUED)
FOOD & BEVERAGE - 7.75%
    $1,000  Flagstar..........................................  12/01/02    10.875%  $   940,000
     1,000  Fresh Delmonte Produce N.V........................  05/01/03    10.000       830,000
     5,000  Iowa Select Farms++...............................  02/15/04    17.250+    1,916,367
     2,500  Specialty Equipment Companies Inc.................  12/01/03    11.375     2,600,000
                                                                                     -----------
                                                                                       6,286,367
                                                                                     -----------

GAMING - 9.31%
     2,500  Empress River Casino Financial Corp...............  04/01/02    10.750     2,556,250
     1,659  Grand Palais Casino, Inc.++.......................  11/01/97    18.250     1,658,927
     2,809  Hemmeter Enterprises**............................  12/15/00    12.000     1,179,780
     1,853  PRT Funding Inc...................................  04/15/04    11.625     1,649,170
     2,000# Sam Houston Race Park.............................  07/15/99    11.750(a)    500,000
                                                                                     -----------
                                                                                       7,544,127
                                                                                     -----------
GENERAL INDUSTRIAL - 4.72%
     1,000  Alpine Group**....................................  07/15/03    12.250       915,000
     1,000  Kindercare Learning Centers.......................  06/01/01    10.375     1,025,000
     1,000  Poindexter JB Inc.................................  05/15/04    12.500       965,000
     1,000# Uniroyal Technology Corp..........................  06/01/03    11.750       920,000
                                                                                     -----------
                                                                                       3,825,000
                                                                                     -----------
HEALTHCARE - 2.44%
     1,000  Tenet Healthcare Corp.............................  03/01/05    10.125     1,060,000
     1,000# Total Renal Care Inc..............................  08/15/04    12.000+      920,000
                                                                                     -----------
                                                                                       1,980,000
                                                                                     -----------
HOMEBUILDING - 3.80%
     1,500  Inter City Products Corp..........................  03/01/00     9.750     1,290,000
     1,000  MDC Holdings Corp.................................  12/15/03    11.125       905,000
     1,000  Peters JM Inc. ...................................  05/01/02    12.750       890,000
                                                                                     -----------
                                                                                       3,085,000
                                                                                     -----------
HOTELS & LODGING - 0.92%
     1,000  Kloster Cruise Ltd................................  05/01/03    13.000       750,000
                                                                                     -----------
MEDIA - 6.32%
     2,000  Affiliated Newspaper..............................  07/01/06    13.250+    1,120,000
     3,700  Universal Outdoor Holdings Inc....................  07/01/04    14.000+    2,159,875
     1,875  Viacom............................................  07/07/06     8.000     1,846,875
                                                                                     -----------
                                                                                       5,126,750
                                                                                     -----------

MANAGED HIGH YIELD FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                        MATURITY  INTEREST
  (000)                                                          DATES     RATES        VALUE
----------                                                      --------  --------   -----------
CORPORATE BONDS--(CONCLUDED)
PACKAGING - 8.49%
    $1,500# Data Documents, Inc...............................  07/15/02    13.500%  $ 1,541,250
     1,000  Doman Industries Ltd..............................  03/15/04     8.750       970,000
     1,400  Grupo Industrial Durango S.A......................  07/15/01    12.000     1,218,000
     1,000  Indah Kiat International..........................  06/15/06    12.500     1,015,000
     1,000  Rainy River Forest Products.......................  10/15/01    10.750     1,060,000
     1,000  Tijiwi Kimia International........................  08/01/01    13.250     1,067,500
                                                                                     -----------
                                                                                       6,871,750
                                                                                     -----------
RETAIL - 7.30%
     1,500  Central Rents.....................................  12/15/03    12.875     1,507,500
     1,000  Finlay Jewelers Inc. .............................  05/01/03    10.625       970,000
     1,500  Great American Cookie Inc.........................  01/15/01    10.875     1,290,000
     1,500  Petro PSC Properties..............................  06/01/02    12.500     1,507,500
       750  Wickes Lumber Co..................................  12/15/03    11.625       645,000
                                                                                     -----------
                                                                                       5,920,000
                                                                                     -----------
SUPERMARKETS & DRUGSTORES - 1.02%
     1,000  Duane Reade Corp..................................  09/15/02    12.000       830,000
                                                                                     -----------
TRANSPORT NON-AIR - 1.84%
     1,500  Viking Star.......................................  07/15/03     9.625     1,488,750
                                                                                     -----------
Total Corporate Bonds (cost--$75,615,072).....................                        73,139,006
                                                                                     -----------

CONVERTIBLE BONDS - 5.03%
RETAIL - 0.91%
     1,250  Carter Hawley Hale Stores.........................  12/31/00     6.250       737,500
                                                                                     -----------
TECHNOLOGY - 4.12%
     1,000  Ampex Inc.........................................  06/30/97     0.000     1,390,000
     1,500  EMC Corp..........................................  01/01/01     4.250     1,950,000
                                                                                     -----------
                                                                                       3,340,000
                                                                                     -----------
Total Convertible Bonds (cost--$3,397,006)....................                         4,077,500
                                                                                     -----------

  NUMBER
    OF
  SHARES
----------
COMMON STOCK (a) - 0.29%
COMMUNICATIONS - 0.07%
     7,000  PageMart Nationwide Inc............................................           59,500
                                                                                     -----------

MANAGED HIGH YIELD FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  NUMBER
    OF
  SHARES                                                                                VALUE
----------                                                                           -----------
COMMON STOCK (aq)--(CONTINUED)
GAMING - 0.14%
    48,529  Grand Palais Casino, Inc.++...........................................   $   116,471
                                                                                     -----------
MEDIA - 0.08%
     2,000  Affiliated Newspaper..................................................        60,000
                                                                                     -----------
Total Common Stock (cost--$48,860)................................................       235,971
                                                                                     -----------
  NUMBER
    OF
 WARRANTS
----------
WARRANTS (a) - 2.14%
COMMUNICATIONS - 0.06%
     6,900  PageMart Nationwide...................................................        48,300
                                                                                     -----------
CONSUMER MANUFACTURING - 0.38%
     2,000  AVI Holdings Inc......................................................        90,000
     2,000  Chattem Inc...........................................................         9,000
     3,000  Icon Health & Fitness.................................................       210,000
                                                                                     -----------
                                                                                         309,000
                                                                                     -----------
ENERGY - 0.01%
     3,450  Empire Gas Corporation................................................        10,350
                                                                                     -----------
FOOD & BEVERAGE - 0.50%

    50,000  Iowa Select Farms++...................................................       405,400
                                                                                     -----------
GAMING - 0.86%
   308,824  Grand Palais Casino, Inc.++...........................................       694,853
                                                                                     -----------
HOMEBUILDING - 0.01%
     7,900  Peters JM Inc. .......................................................         5,925
                                                                                     -----------
MEDIA - 0.18%
     3,700  Universal Outdoor Holdings Inc........................................       148,000
                                                                                     -----------
RETAIL - 0.14%
     1,500  Central Rents.........................................................        52,500
       270  Cookies USA Inc.......................................................        10,800
     1,500  Petro PSC Properties..................................................        52,500
                                                                                     -----------
                                                                                         115,800
                                                                                     -----------
Total Warrants (cost--$621,711)...................................................     1,737,628
                                                                                     -----------

MANAGED HIGH YIELD FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                        MATURITY  INTEREST
  (000)                                                           DATE      RATE        VALUE
----------                                                      --------  --------   -----------
REPURCHASE AGREEMENT - 0.62%
      $505  Repurchase Agreement dated 07/31/95, with State
              Street Bank and Trust Company, collateralized
              by $542,016 U.S. Treasury Bills, 5.25% due
              06/27/96; proceeds: $505,074 (cost--$505,000)...  08/01/95     5.250%  $   505,000
                                                                                     -----------
Total Investments (cost--$80,187,649) - 98.29%................                        79,695,105
Other assets in excess of liabilities - 1.71%.................                         1,386,113
                                                                                     -----------
Net Assets - 100.00%..........................................                       $81,081,218
                                                                                     -----------
                                                                                     -----------

------------------
  #  Security represents a unit which is comprised of the stated

     bond with attached warrants or common stock.
  + Represents a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)  Non-income producing security.
 ++  Illiquid securities representing 6.5% of portfolio assets.

                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
July 31, 1995
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost--$80,187,649)..........................................   $79,695,105
   Interest receivable..............................................................................     1,362,984
   Receivable for investments sold..................................................................       468,871
   Deferred organizational expenses.................................................................       101,109
   Other assets.....................................................................................         2,877
                                                                                                       -----------
      Total assets..................................................................................    81,630,946
                                                                                                       -----------

LIABILITIES
   Payable to custodian.............................................................................       413,346
   Payable to affiliate.............................................................................        61,410
   Accrued expenses and other liabilities...........................................................        74,972
                                                                                                       -----------
      Total liabilities.............................................................................       549,728
                                                                                                       -----------

NET ASSETS
   Common stock--$0.001 par value; total authorized 100,000,000 shares; 6,031,667 shares
     issued and outstanding.........................................................................    90,475,005
   Undistributed net investment income..............................................................       171,020
   Accumulated net realized losses..................................................................    (9,072,263)
   Net unrealized depreciation of investments.......................................................      (492,544)
                                                                                                       -----------
   Net assets.......................................................................................   $81,081,218
                                                                                                       -----------
                                                                                                       -----------
   Net asset value per share........................................................................        $13.44

                                                                                                       -----------
                                                                                                       -----------

                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND

--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended July 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest.................................................  $9,373,641
                                                              ----------

EXPENSES:
   Investment advisory and administration...................     710,078
   Custody and accounting...................................      66,759
   Legal and audit..........................................      62,374
   Reports and notices to shareholders......................      53,081
   Amortization of organizational expenses..................      30,520
   Transfer agency and service fees.........................       7,041
   Trustees' fees...........................................       6,016
   Other expenses...........................................      15,022
                                                              ----------
                                                                 950,891
                                                              ----------

NET INVESTMENT INCOME.......................................   8,422,750
                                                              ----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  ACTIVITIES:
Net realized losses from investment transactions............  (5,669,521)
Net change in unrealized appreciation/depreciation of
  investments...............................................   3,656,941
                                                              ----------
Net realized and unrealized losses from investment
  activities................................................  (2,012,580)
                                                              ----------
Net increase in net assets resulting from operations........  $6,410,170
                                                              ----------
                                                              ----------

                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     For the
                                                                     Period
                                                       For the     December 7,
                                                        Year          1993+
                                                        Ended        through
                                                      July 31,      July 31,
                                                        1995          1994
                                                     -----------   -----------
FROM OPERATIONS:
   Net investment income..........................   $8,422,750    $4,638,546
   Net realized losses from investment
     transactions.................................   (5,669,521)   (3,393,412)
   Net realized losses from foreign currency
     transactions.................................           --        (9,330)
   Net change in unrealized
     appreciation/depreciation of investments.....    3,656,941    (4,149,485)
                                                    -----------   -----------
   Net increase (decrease) in net assets resulting
     from operations..............................    6,410,170    (2,913,681)
                                                    -----------   -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income..........................   (8,323,701)   (4,566,575)
                                                    -----------   -----------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from initial public offering..........           --    90,375,000
                                                    -----------   -----------
   Net increase (decrease) in net assets..........   (1,913,531)   82,894,744
                                                    -----------   -----------

NET ASSETS:
   Beginning of period............................   82,994,749       100,005
                                                    -----------   -----------
   End of period (including undistributed net
     investment income of $171,020 and
     $71,971, respectively).......................  $81,081,218   $82,994,749
                                                    -----------   -----------
                                                    -----------   -----------

------------------


+ Commencement of operations.

                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Managed High Yield Fund (formerly PaineWebber Premier High Income Trust Inc.) (the 'Fund') was incorporated in Maryland on June 11, 1993 as a closed-end, diversified management investment company. Effective August 14, 1995, the Fund commenced conducting business under the name 'Managed High Yield Fund.' The Board of Directors of the Fund approved the change of the Fund's name to Managed High Yield Fund Inc. at a meeting held on June 2, 1995 subject to shareholder approval of the change. Prior to December 7, 1993, the Fund had no activities other than organizational matters and the sale of 6,667 shares of common stock to Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated. Organizational costs of $152,757 have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

     Valuation of Investments--Where market quotations are readily available, portfolio securities are valued based thereon, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins, investment adviser and administrator of the Fund, the fair value of the securities. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, is used to value certain debt obligations with 60 days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

     Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ('NYSE'). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board of directors. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

     Investment Transactions and Investment Income--Investment transactions are recorded on trade date. Realized gains and losses from investment and foreign exchange transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and identified cost of investments.

MANAGED HIGH YIELD FUND

--------------------------------------------------------------------------------
Notes to Financial Statements-- (continued)
--------------------------------------------------------------------------------

     Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period.

     (2) purchases and sales of investment securities, income and expenses--at the exchange rates prevailing on the respective dates of such transactions.

     Although the net assets and the market values of the Fund are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

     Repurchase Agreements--The Fund's custodian takes possession of the collaterial pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.


     Federal Tax Status--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     In accordance with U.S. Treasury regulations, the Fund has elected to defer $3,481,408 of net realized capital losses arising after October 31, 1994. Such losses are treated for tax purposes as arising on August 1, 1995.

     At July 31, 1995, the Fund had a net capital loss carryforward of $5,561,111. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by July 31, 2003.

     Dividends and Distributions to Shareholders--The Fund records dividends and distributions to its shareholders on the ex-date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax

MANAGED HIGH YIELD FUND

--------------------------------------------------------------------------------
Notes to Financial Statements-- (concluded)
--------------------------------------------------------------------------------

regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Fund's board of directors has approved an investment advisory and administration contract ('Advisory Contract') with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at July 31,

1995 was substantially the same as the cost of securities for financial statements purposes.

     At July 31, 1995, the components of the net unrealized depreciation of investments were as follows:

     Gross appreciation (investments having an excess of value     $ 5,341,339
     over cost)..................................................
     Gross depreciation (investments having an excess of cost       (5,833,883)
     over value).................................................
                                                                   -----------
     Net unrealized depreciation of investments..................  $  (492,544)
                                                                   -----------
                                                                   -----------

     For the year ended July 31, 1995, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $81,084,201 and $78,346,359, respectively.

COMMON STOCK

     There are 100,000,000 shares of $0.001 par value common stock authorized; of the 6,031,667 common shares outstanding, 6,667 shares are owned by Mitchell Hutchins.

     Transactions in shares of common stock for the period December 7, 1993 through January 31, 1994 were as follows:

          Shares sold............................................    6,025,000
                                                                   -----------
                                                                   -----------

MANAGED HIGH YIELD FUND

--------------------------------------------------------------------------------
Quarterly Results of Operations (unaudited)
--------------------------------------------------------------------------------


                                                                          Net Realized and
                                                                             Unrealized
                                                                           Gains/(Losses)        Net Increase
                                                                           on Investments         (Decrease)
                                                                             and Foreign         in Net Assets
                                                      Net Investment          Currency          Resulting from
                                                          Income            Transactions          Operations
                                                     -----------------    -----------------    -----------------
                                                                 Per                  Per                  Per
                                                      Total     Common     Total     Common     Total     Common
Quarter Ended                                        (000's)    Share     (000's)    Share     (000's)    Share
--------------------------------------------------   -------    ------    -------    ------    -------    ------
July 31, 1995.....................................   $ 2,111    $0.35     $ 1,794    $0.30     $ 3,905    $0.65
April 30, 1995....................................     2,106     0.35       3,215     0.53       5,321     0.88
January 31, 1995..................................     2,054     0.34      (3,340)   (0.56)     (1,286)   (0.22)
October 31, 1994..................................     2,152     0.36      (3,682)   (0.61)     (1,530)   (0.25)
                                                     -------    ------    -------    ------    -------    ------

     Totals.......................................   $ 8,423    $1.40     $(2,013)   $(0.34)   $ 6,410    $1.06
                                                     -------    ------    -------    ------    -------    ------
                                                     -------    ------    -------    ------    -------    ------

July 31, 1994.....................................   $ 2,066    $0.34     $(2,873)   $(0.47)   $  (807)  $(0.13)
April 30, 1994....................................     1,959     0.33      (5,959)    (0.99)    (4,000)   (0.66)
January 31, 1994*.................................       614     0.10       1,280     0.21       1,894     0.31
                                                     -------    ------    -------    ------    -------    ------

     Totals.......................................   $ 4,639    $0.77     $(7,552)   $(1.25)   $(2,913)   $(0.48)
                                                     -------    ------    -------    ------    -------    ------
                                                     -------    ------    -------    ------    -------    ------

------------------
* For the period December 7, 1993 (commencement of operations) through January 31, 1994.

MANAGED HIGH YIELD FUND

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

     Selected data for a share of common stock outstanding throughout each period:


                                      For the Year        For the Period
                                          Ended          December 7, 1993+
                                      July 31, 1995    through July 31, 1994
                                      -------------    ---------------------
Net asset value, beginning of
  period...........................      $ 13.76              $ 15.00
                                      -------------       -----------
Net increase (decrease) from
  investment operations:
  Net investment income............         1.40                 0.77
  Net realized and unrealized
     losses on investments
     and foreign currency
     transactions..................        (0.34)               (1.25)
                                      -------------       -----------
Net increase (decrease) from
  investment operations............         1.06                (0.48)
                                      -------------       -----------
Dividends from net investment
  income...........................        (1.38)               (0.76)
                                      -------------       -----------
Net asset value, end of period.....      $ 13.44              $ 13.76
                                      -------------       -----------
                                      -------------       -----------
Per share market value, end of
  period...........................      $ 12.38              $ 12.38
                                      -------------       -----------
                                      -------------       -----------
Total investment return:
   On net asset value (1)..........         9.27%               (3.00)%
                                      -------------       -----------
                                      -------------       -----------
   On market value (2).............        11.87%              (12.76)%
                                      -------------       -----------
                                      -------------       -----------
Ratios/Supplemental Data:
   Net assets, end of period (000's
     omitted)......................      $81,081              $82,995
   Ratio of expenses to average net
     assets........................         1.21%                1.17%*
   Ratio of net investment income
     to average net assets.........        10.68%                8.27%*
   Portfolio turnover rate.........          103%                  85%

---------------

  +  Commencement of operations

  *  Annualized


(1) Total investment return on net asset value is calculated assuming a purchase of one share at net asset value on the first day of the period reported and a sale at net asset value on the last day of the period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan (the 'Plan'). Total investment return on net asset value has not been annualized for periods of less than one year. Total investment return does not reflect brokerage commissions.

(2) Total investment return on market value is calculated assuming a purchase of one share at market value on the first day of the period reported and a sale at market value on the last day of the period reported and assuming reinvestment of dividends at prices obtained under the Plan. Total investment return on market value has not been annualized for periods of less than one year. Total investment return does not reflect brokerage commissions.

MANAGED HIGH YIELD FUND

--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To Board of Directors and Stockholders
Managed High Yield Fund (formerly PaineWebber Premier High Income Trust Inc.)

     We have audited the accompanying statement of assets and liabilities of Managed High Yield Fund, including the portfolio of investments, as of July 31, 1995, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Fund at July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated in conformity with generally accepted accounting principles.


New York, New York
September 21, 1995


                                             Ernst & Young LLP

MANAGED HIGH YIELD FUND

--------------------------------------------------------------------------------
Tax Information
--------------------------------------------------------------------------------

     We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (July 31, 1995) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all of the distributions paid by the Fund during the period were derived from net investment income and are taxable as ordinary income.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1995. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1996. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

MANAGED HIGH YIELD FUND

--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------

THE FUND

     Managed High Yield Fund (the 'Fund') is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange ('NYSE'). The Fund's investment objective is to achieve a high level of current income consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has $44.8 billion in assets under management as of August 31, 1995.

SHAREHOLDER INFORMATION


     The Fund's NYSE trading symbol is 'PHT.' Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal and the New York Times and each Saturday in Barron's, as well as in numerous other newspapers.

DISTRIBUTION POLICY

     The Fund's board of directors has established a Dividend Reinvestment Plan under which all stockholders in most cases will have all dividends and other distributions on their shares of Common Stock automatically reinvested in additional shares of Common Stock, unless such stockholders elect to receive cash. Stockholders who hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. Additional shares of Common Stock acquired under the Dividend Reinvestment Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the Common Stock at the time of the purchase. The Fund will not issue any new shares of Common Stock in connection with its Dividend Reinvestment Plan.

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
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
                                         ---------------------------------------

                                         DIRECTORS

                                         E. Garrett Bewkes, Jr., Chairman
                                         Richard Q. Armstrong
                                         Richard R. Burt
                                         John R. Torell III
                                         William D. White
                                         ---------------------------------------

                                         PRINCIPAL OFFICERS

                                         Margo N. Alexander
                                         President

                                         Victoria E. Schonfeld
                                         Vice President

                                         Dianne E. O'Donnell
                                         Vice President and Secretary


                                         Julian F. Sluyters
                                         Vice President and Treasurer
                                         ---------------------------------------

                                         INVESTMENT ADVISER AND
                                         ADMINISTRATOR

                                         Mitchell Hutchins Asset Management Inc.
                                         1285 Avenue of the Americas
                                         New York, New York 10019
                                         ---------------------------------------

                                         Notice is hereby given in accordance
                                         with Section 23(c) of the Investment
                                         Company Act of 1940 that from time to
                                         time the Fund may purchase at market
                                         prices shares of its common stock in
                                         the open market.

                                         This report is sent to the shareholders
                                         of the Fund for their information. It
                                         is not a prospectus, circular or
                                         representation intended for use in the
                                         purchase or sale of shares of the Fund
                                         or of any securities mentioned in the
                                         report.

                                         (Copyright) 1995 PaineWebber
                                         Incorporated

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